UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 27, 2009

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2009, Advent Software, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Microedge Holdings, LLC (“Purchaser”), a Delaware limited liability company and an affiliate of Vista Equity Partners III, LLC, Microedge Merger Sub, LLC, a New York limited liability company and a wholly-owned subsidiary of Purchaser (“Merger Sub”), MicroEdge, Inc. (“MicroEdge”) a wholly-owned subsidiary of the Company, and, with respect to Article VII, Article VIII and Article IX thereof only, U.S. Bank National Association as escrow agent. The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, MicroEdge will merge with and into Merger Sub.

Under the terms of the agreement, Purchaser will pay approximately $30 million in cash (the “Purchase Price”) for all of the outstanding capital stock of MicroEdge subject to adjustment for a working capital adjustment and certain other specified items.  Approximately $3.0 million of the Purchase Price will be placed into escrow for eighteen (18) months following the closing to be held as security for losses incurred by the Purchaser in the event of certain breaches of the representations and warranties contained in the Agreement or certain other events.

The acquisition has been approved by both companies’ boards of directors and is subject to customary closing conditions.  The acquisition is currently anticipated to close in the fourth quarter of 2009.  The Agreement contains certain termination rights for both the Company and Purchaser.

The foregoing description is qualified in its entirety by reference to the Agreement, which is set forth in the attached Exhibit 2.1 hereto and is incorporated herein by reference.

The Company issued a press release on July 28, 2009 announcing that it had entered into the Agreement. The text of the release is set forth in the attached Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
2.1

Agreement and Plan of Merger dated as of July 27, 2009 by and among Microedge Holdings, LLC, Microedge Merger Sub, LLC, MicroEdge, Inc., the Company and with respect to Article VII, Article VIII and Article IX thereof only, U.S. Bank National Association as escrow agent

99.1	Press release dated July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox Vice President and Corporate Controller (Principal Accounting Officer)

Dated: July 28, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1

Agreement and Plan of Merger dated as of July 27, 2009 by and among Microedge Holdings, LLC, Microedge Merger Sub, LLC, MicroEdge, Inc., the Company and with respect to Article VII, Article VIII and Article IX thereof only, U.S. Bank National Association as escrow agent

99.1	Press release dated July 28, 2009.